[BK Associates, Inc. letterhead]

                                                                    Exhibit 23.3

                                                         October 26, 2000


                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-1 (file number 333-56575) to be filed with the Securities and Exchange Commission.


                                             BK ASSOCIATES, INC.

                                             By: /s/ Richard L. Britton
                                                 -------------------------------
                                                 Name:  R.L. Britton
                                                 Title: Vice President